Exhibit 10.7

ADITAMENTO AO CONTRATO DE	AMENDMENT TO THE EMPLOYMENT
TRABALHO	AGREEMENT

Por este Aditamento ao Contrato de Trabalho (“Aditamento”) e na melhor forma de direito, as partes abaixo, de um lado:	By this Amendment of the Employment Agreement (“Amendment”) and in the best legal form, the parties below, on the one side:

SKY SERVIÇOS DE BANDA LARGA LTDA., sociedade empresária limitada com sede na cidade de São Paulo. Estado de São Paulo. Av. das Nações Unidas, n. 12.901. 14° andar, sala A. Torre Norte, Centro Empresarial Nações Unidas, Brooklin Novo, CEP 04518-910, inscrita no Cadastro Nacional de Pessoas Jurídicas do Ministério da Fazenda (CNPJ/MF) sob o n° 00.497.373/0001-10, neste ato, representada por seu representante legal, doravante denominada simplesmente “EMPREGADORA”,

SKY SERVIÇOS DE BANDA LARGA LTDA., a limited liability company incorporated and existing under the laws of the Federative Republic of Brazil, with office in the City of São Paulo. State of São Paulo, Av. das Nações Unidas, n. 12.901. 14th floor, suite A, North Tower, Centro Empresarial Nações Unidas. Brooklin Novo, Zip Code (CEP) 04518-910, enrolled with the Federal Tax Payers (CNPJ/MF) under

No. 00.497.373/0001-10, herein represent by its legal representative, hereinafter referred to as “EMPLOYER”,

e, de outro lado.	and, at the other side.

LUIZ BAPTISTA PINTO DA ROCHA. residente e domiciliado na cidade São Paulo. Estado de Sào Paulo, na Rua Jabcbira. n. 171, CEP 05602-020, portador da CTPS n° 76709, série 452, doravante designado simplesmente “EMPREGADO”,	LUIZ BAPTISTA PINTO DA ROCHA. resident and domiciled in the City of São Paulo, State of São Paulo, at Rua Jabebira, n. 171, Zip Code (CEP) 05602-020, bearer of Labor and Social Security Record Booklet (CTPS) no. 76709, series 452, hereinafter simply called “EMPLOYEE”,

Todos acima mencionados também são denominados, individualmente, como Parte ou. coletivamente. como Partes;	All the above mentioned are also referred to, individually, as a Party or. collectively, as Parties;

CONSIDERANDO que a EMPREGADORA e o EMPREGADO negociaram reajustes à sua remuneração, relativas ao salário base do EMPREGADO e sua Meta de Bônus e gostariam de formalizar essas novas condições por escrito;	WHEREAS the EMPLOYER and the EMPLOYEE have now negotiated salary readjustments, relating to EMPLOYEE’s base salary and Target Bonus, and would like to formalize these new conditions in writing;

CONSIDERANDO QUE, o EMPREGADO, atualmente, ocupa o cargo de Presidente da EMPREGADORA;	WHEREAS EMPLOYEE currently holds the position of President of the EMPLOYER;

CONSIDERANDO QUE, o EMPREGADO permanece ocupando uma posição estratégica na EMPREGADORA e que a EMPREGADORA gostaria que o EMPREGADO permanecesse empregado e desempenhando suas atividades;	WHEREAS EMPLOYEE still occupies a strategic position at the EMPLOYER and EMPLOYER still would like the EMPLOYEE to remain employed and performing his activities;

CONSIDERANDO QUE o EMPREGADO faz jus à liberação de um saldo remanescente de ações restritas recebidas por ele nos termos do Plano de Ações da DIRECTV de 2010 (DIRECTV 2010 Stock Plan) até a presente data, correspondentes a (i) 77.970 ações restritas da AT&T Inc. relativas ao incentivo de longo prazo, a serem integralmente liberadas/exercíveis em 01 de janeiro de 2018 e (ii) 31.190 ações restritas da AT&T Inc. relativas à retenção, a serem integralmente liberadas/exercíveis em 01 de janeiro de 2019 (coletivamente, as “Acões Restritas AT&T”). Considerando que as ações restritas da AT&T foram concedidas como meio de incentivar os objetivos do negócio e retenção de talentos a longo prazo, as ações restritas da AT&T não serão consideradas como salário c seu valor financeiro não integrará a base de cálculo de FGTS, INSS, 13° salário, férias e outros tipos de remuneração, estando sujeito apenas à dedução da parcela do imposto de renda, conforme exigido pela legislação aplicável;	WHEREAS the EMPLOYEE is entitled to an outstanding number of restricted AT&T Inc. shares received by him pursuant to the DIRECTV 2010 Stock Plan until the date hereof, corresponding to (i) 77,970 restricted AT&T Inc. shares related to long term incentive compensation. to be fully released/vested on January 1st, 2018 and (ii) 31,190 restricted AT&T Inc. shares related to retention, to be fully released/vested on January 1st, 2019 (collectively, the “Restricted AT&T Shares”). As the Restricted AT&T Shares are granted to incent long-term business objectives and retention of talent over a long-term period of time, the Restricted AT&T Shares shall not be regarded as salary and its financial amounts shall not be subject to the Unemployment Savings Fund (“FGTS”), the Contribution to the National Institute of Social Security (“INSS”). Christmas bonus, vacation +1/3 or other types of remuneration and it is only subject to withholding income tax, pursuant to applicable legislation;

CONSIDERANDO QUE. após discussões anteriores, a EMPREGADORA pretende reter e motivar o EMPREGADO como um dos seus empregados chaves através da manutenção da relação por longo prazo entre as Partes;	WHEREAS, after previous discussions, the EMPLOYER intends to retain and motivate EMPLOYEE as one of its key employees by further maintaining a long term relationship between the Parties;

ASSIM, em consideração aos termos c condições mútuos aqui contidos. as Partes têm entre si justo e acordado celebrar o presente Aditamento, pclas seguintes cláusulas e condições:	NOW, THEREFORE, in consideration of the mutual terms and conditions herein contain, the Parties hereby enter into the present Amendment, which will be governed by the following clauses and conditions:

1. Quando da execução deste Aditamento, a EMPREGADORA discricionariamente concederá ao EMPREGADO um acréscimo salarial para o ano de 2018. Desse modo. o salário base mensaí bruto do EMPREGADO, atualmente no valor de R$ 174,343.00, será reajustado em quase 5% (cinco por cento) com data efetiva a partir de 1[o] de janeiro de 2018, e passará a ser de R$ 183,060.00, equivalente a um salário anual de R$ 2,440,191.00, incluindo o 1/3 de férias e o 13° salário.	1. Upon the execution of this Amendment, EMPLOYER will discretionarity grant EMPLOYEE with a salary increase for the year of 2018. As such, EMPLOYEE’s base and monthly gross salary, current in the amount of R$ 174,343.00, will be subject to almost a 5% (five per cent) readjustment as of January 1, 2018. and will be in the value of R$ 183,060.00, corresponding to an annual salary of R$ 2.440,191.00, including the 1/3 Vacation Bonus and Christmas Bonus.

1.1. O acréscimo salarial mencionado na cláusula 1.1 acima será concedido além do reajuste salarial a ser concedido na Convenção Coletiva de Trabalho aplicável ao EMPREGADO.	1.1. The salary increase mentioned under section I above will be provided in addition to the salary readjustment to be provided in the Collective Bargaining Agreement applicable to the EMPLOYEE.

2. Em consonância com a cláusula l acima, a EMPREGADORA também reajustará a Meta de Bónus do EMPREGADO para o ano de 2018 e em diante. Com esse ajuste, a atual Meta Anual de Bónus aumentará de R$ 2,221,129.00 para R$ 2,332,186.00, estando sujeita a ajustes por atingimento de performance e sendo devida no caso do alcance de metas quantitativas bem como uma avaliaçao qualitativa de performance anual da EMPREGADORA.	2. In consistency with section 1 above. EMPLOYER hereby also adjusts EMPLOYEE’s Target Bonus for the year of 2018 and going forward. With this adjustment, the current Annual Target Bonus of R$ 2,221,129.00 will be increased to R$ 2,332,186.00, which is subject to adjustment for performance achievement and becoming due and payable upon the achievement of quantitative targets and a qualitative assessment of EMPLOYER’s annual performance.

3. Em relação ao Pacote Adicional de Desligamento negociado entre as Partes, através do aditamento ao contrato de traballio celebrado em 1° de janeiro de 2015 (“Aditamento de 2015”), as Partes também acordam a extensão do seu prazo, bem como a alteração de suas condições. Portanto, a redação da cláusula 4 do Aditamento 2015, passará a vigorar conforme segue:	3. With respect to the Additional Termination Package negotiated between the Parties, in the amendment to the employment agreement executed in January 1, 2015 (“Amendment 2015”), the Parties also agree with the extension of its term and the change on its conditions. As such, the wording of section 4 of the Amendment 2015 shall correspond to the following:

“4. Caso o EMPREGADO seja dispensado sem justa causa amtes de. 31 de Dezembro de 2020, o EMPREGADO receberá da EMPREGADORA, além das verbas rescisórias previstas em lei, um pagamento adicional (o “Pacote Adicional de Desligamento”) correspondente ao valor em que seu “Pacote Adicional” exceder o valor de suas “Verbas Rescisórias Legais”, conforme definições dadas na Cláusula 4.1 abaixo.

“4. In case EMPLOYEE is dismissed without cause before December 31, 2020, the EMPLOYEE shall, in addition to the Statutory Severance Pay, be entitled to receive an additional payment (the “Additional Termination Package”) correspondent to the amount that the “Guarantee Severance” exceeds the amount of his “Statutory Severance Pay”, as defined in Clause 4.1 below.

4.1. Para o fim especifico deste Aditamento: (a) o “Pacote Adicional” equivale ao montante correspondente a 41,4 vezes o salário base do EMPREGADO na Data de Desligamento: (b) a “Data da Desligamento” significa a data do último dia do aviso prévio projetado e; (c) “Verbas Rescisórias Legais” significa os montantes estabelecidos em lei a serem pagos e/ou desembolsados com o EMPREGADO na hipótese de dispensa sem justa causa, incluindo os valores que foram depositados na couta vinculada do Fundo de Garantia por Tempo de

4.1. For the purpose of this Amendment: (a) the “Guarantee Severance” means the amount corresponding to 41.4 times the EMPLOYEE’s monthly base salary at the Dismissal Date: (b) the “Dismissal Date” means the last day of the estimated advance notice period and; (c) the “Statutory Severance Pay” means all amounts required under law to be paid and/or disbursed with the EMPLOYEE upon his termination without cause, including amounts that were on deposit in the EMPLOYEE’s Severance Fund (“FGTS”) prior to termination, amounts of FGTS deposit in the termination month and fine destined

Serviços (‘‘FGTS”) antes da dispensa, valores do depósito do FGTS realizados no més da rescisão e multa destinada ao EMPREGADO e paga sobre os depósitos do FGTS (multa de 40%).	to the EMPLOYEE and paid on amounts on deposit in his FGTS fund (40% fine).

4.2. O Pacote Adicional de Desligamento será pago em uma única parcela ao EMPREGADO na mesma data em que forem pugus as Verbas Rescisórias Legais. Por se tratar de pugumento único, o Pacote Adicional de Desligamento não terú natureza salarial e não integrará a base de cálculo de FGTS. INSS. 13° salário, férias e outros tipos de remuneração, estando sujeito à dedução da parcela do imposto de renda, conforme exigido pela legislação aplicável.”

4.2. The Additional Termination Package shall be paid in one single installment to the EMPLOYEE on the same date the Statutory Severance Pay payment is made. As the Additional Termination Package is to be made only once, it shall not be regarded as salary and shall not be subject to the Unemployment Savings Fund (“FGTS”), the Contribution to the National Institute of Social Security (“INSS”). Christmas bonus, vacation or other types of remuneration and it is only subject to withholding income tax pursuant to applicable legislation.”

3.1 As Partes tem ciência e concordam que o Pacote Adicional de Desligamento ncgociado entre elas através do Aditamento de 2015 aplica-se exclusivamente nos casos de: (i) rescisão do contrato de trabalho sem justa causa ou (ii) pedido de demissão pelo EMPREGADO dentro de até 120 (cento e vinte) dias contados da ocorrência de um Evento Especial (conforme definido na cláusula 4.3.1 (a) abaixo) e desde que ele conceda pelo menos 30 (trinta) dias de aviso prévio à EMPREGADORA.,, não sendo extensível a qualquer outra modalidade de dispensa prevista em lei.	3.1 The Parties acknowledge and agree that the Additional Termination Package negotiated between them. in the Amendment 2015 applies exclusively in case of: (i) termination of the employment agreement without cause or (ii) resignation by the EMPLOYEE within 120 (one hundred and twenty) days of the occurrence of a Special Event (as defined under section 4.3.1 (a) below) and as long as he provides EMPLOYER at least 30 (thirty) days prior notice of such resignation, not being extended to any other form of termination set forth by law.

4. Além disso, a EMPREGADORA se compromete a pagar ao EMPREGADO o valor bruto de US$ 2,000,000,00 (dois milhões de dólares americanos) (“Bonus de	4. In addition, the EMPLOYER undertakes to pay the EMPLOYEE a gross payment of US$ 2,000,000.00 (two million United States dollars) (“Retention Bonus”) to motivate him

Retenção”) a fim de motivá-lo a permanecer empregado na EMPREGADORA durante o período de vigência desse Aditamento (“Período de Retenção”). Quando da ocorrência do evento previsto na cláusula 4.4 abaixo, o Bònus de Retenção será convertido e pago em Reais, de acordo com a taxa de câmbio divulgada pelo Banco Central para a data do efetivo pagamento.	to remain employed by the EMPLOYER during the effectiveness period of this Amendment (“Retention Period”). Upon the occurrence of the event provided in section 4.4 below, the Retention Bonus will be converted and paid in Brazilian Reais, in accordance to the exchange rate made disclosed by the Brazilian Central Bank for the date of the actual payment.

4.1. Para ser elegível para receber o Bônus de Retenção, em conformidade com esta cláusula 4, o EMPREGADO deverá pcrmanecer em serviço ativo com a EMPREGADORA durante o Período de Retenção. O EMPREGADO deixará de ser elegível para o Bônus de Retenção se cle (a) pedír demissão da EMPREGADORA. exceto nos casos previstos na cláusula 4.3 abaixo; (b) cm caso de acordo entre as Partes; ou (c) for dispensado por justa causa nos termos do artigo 482 da CLT, observado. em qualquer caso, o disposto na cláusula 4.2 abaixo.	4.1. To be eligible to receive the Retention Bonus, in accordance with this section 4. the EMPLOYEE shall remain actively employed with the EMPLOYER during the Retention Period. The EMPLOYEE will no longer be eligible for the Retention Bonus if he (a) resigns from the EMPLOYER, except as set forth in section 4.3 below; (b) in case of mutual termination; or (c) is terminated for cause as provided in article 482 of the Brazilian Labor Code, subject, in any case, to section 4.2 below.

4.2. As Partes acordam que, no caso de (i) rescisão da relação de trabalho do EMPREGADO, sem justa causa, antes do final do Período de Retenção, bem como nos casos de (ii) morte ou invalidez permanente do EMPREGADO antes do final do Período de Retenção, a EMPREGADORA pagará ao EMPREGADO (ou a seus herdeiros e sucessores. conforme o caso) o valor integral do Bônus de Retenção.	4.2. The Parties hereby agree that, in case of (i) a termination of the EMPLOYEE’s employment without cause, before the end of the Retention Period, as well as in case of (ii) death or permanent disability of the EMPLOYEE before the end of the Retention Period, the EMPLOYER shall pay the EMPLOYEE (or his heirs and successors, as the case may be) the total amount of the Retention Bonus.

4.3. Caso o EMPREGADO peça demissão dentro de até 120 (cento e vinte) dias contados da ocorrência de um Evento Especial (conforme definido abaixo), o EMPREGADO também fará jus ao recebimento integral do Bônus de Retenção e desde que ele conceda pelo menos 30 (trinta) dias de aviso prévio à EMPREGADORA.	4.3. If the EMPLOYEE resigns within 120 (one hundred and twenty) days of the occurrence of a Special Event (as defined below), the EMPLOYEE will also be entitled to the full payment of the Retention Bonus and as long as he provides EMPLOYER at least 30 (thirty) days prior notice of such resignation.

4.3.1. Para fíns desse Aditamento:	4.3.1. For the purpose of this Agreement:

(a) um “Evento Especial” significa (i) qualquer situação em que o EMPREGADO (1) seja designado para se reportar para outro indivíduo residindo no Brasil, cuja principal responsabilidade seja a supervisão e gerência dos negócios da EMPREGADORA no Brasil; ou (2) seja transferido para outra cidade ou país que necessariamente resulte na locomoção do EMPREGADO de sua antiga residência para o novo local de trabalho em distância igual ou superior a 80 quilómetros quando comparado com o trajeto realizado de sua antiga residência para o antigo local de trabalho; ou (ii) qualquer Alteração no Controle.	(a) a ‘‘Special Event” means (i) any situation in which the EMPLOYEE (1) is assigned to report to any other person residing in Brazil and whose principal job responsibility is the oversight and management of the businesses of the EMPLOYER in Brazil, or (2) is transferred to another city or country that necessarily causes the EMPLOYEE’s commute from his old residence to the new workplace to be 80 kilometers or more than the commute from his old residence to the former workplace, or (ii) any Change of Control.

(b) uma “Alteração no Controle” significa a alteração na. estrutura acionária da AT&T Inc., uma empresa do mesmo grupo económico da EMPREGADORA, na qual qualquer pessoa, ou mais de uma pessoa agindo em conjunto, adquira a títularidade das cotas da AT&T Inc. que, juntamentc com as ações mantidas por essa pessoa ou grupo, constitua mais do que 50% do valor total mercado ou do total do poder de votos das cotas da AT&T Inc.	(b) a “Change of Control” means a change in ownership of AT&T Inc., a company from EMPLOYER’s economic group, in which any one person, or more than one person acting in a group, acquires ownership of quotas of AT&T Inc. that, together with stock held by such person or group, constitutes greater than 50% of the total fair market value or total voting power of the AT&T Inc.’s quotas.

4.4. Caso integralmente atingidas as condições de elegibilidade mencionadas nessa cláusula, o Bônus de Retenção será pago em uma única parcela, excluídas as deduções e retenções aplicáveis, dentro do prazo de 30 (trinta) dias (i) do término do Período de Retenção ou (ii) da ocorrência de qualquer das hipóteses previstas nas cláusulas 4.2 e 4.3 acima, o que ocorrer primeiro.	4.4. Provided that the eligibility conditions mentioned in this section are fully met. the Retention Bonus will be paid in one single installment, less applicable deductions and withholdings, within 30 (thirty) days of (i) the end of the Retention Period or (ii) the occurrence of any of the events set forth in sections 4.2 and 4.3 above, whichever occurs first.

4.5. Em razão de sua natureza excepcional, o Bônus de Retenção não causará qualquer impacto na remuneração do EMPREGADO e futuras verbas rescisórias, não gerando qualquer expectativa e/ou direitos adquiridos para o futuro, além dos aqui previstos.	4.5. Accordingly, being an exceptional payment, the Bonus will cause no impacts on EMPLOYEE’S compensation and future severance, and will not create any acquired rights for future similar payments, beyond the ones set forth herein.

5. Apesar do presente Aditamento ser assinado na data abaixo mencionada, seus efeitos serão válidos apenas a partir de 1° de janeiro de 2018 e vigorarão por 36 (trinta e seis) meses contados da referida data, a menos que rescindido a qualquer tempo por qualquer das Partes, o que ocorrer primeiro.	5. Although this Amendment is signed on the date mentioned below, its effects will only be valid as of January 1, 2018 and shall be in force for thirty-six (36) months counted as of said date, unless earlier terminated at any time by either Party hereto, whichever occurs first.

6. O presente Aditamento substitui todo e qualquer acordo anterior mantido entre as Partes em relação às questões aqui endereçadas, e não obriga a EMPREGADORA a efetuar qualquer pagamento de bônus, nem gera a expectativa de pagamento de futuras bonificações nos mesmos termos dispostos acima, além dos aqui previstos. As Ações Restritas AT&T e todas as demais cláusulas e condições do contrato de trabalho e do Aditamento 2015 não sofrerão quaisquer alterações em consequência do presente Aditamento.	6. This Amendment supersedes any and all previous agreement between the Parties with respect to the aspects herein addressed, and shall not bind the EMPLOYER to any obligation to provide future bonuses payments, nor should it generate any expectation of future bonuses in the same terms as mentioned above, beyond the ones set forth herein. The Restricted AT&T Shares and alÍ the remaining clauses and conditions of the employment agreement and Amendment 2015 will not be modified due to this Amendment.

7. O presente Aditamento não representa, ou gera, sob quaisquer circunstâncias, qualquer garantia de emprego a qualquer tempo.	7. This Amendment does not represent, nor does it give rise, at any circumstance, to any employment guarantee at any time.

8. As Partes concordam que, caso qualquer cláusula ou disposição deste Aditamento seja declarada ilegal ou sem efeito, tal fato de nenhum modo afetará as demais cláusulas e contrato de trabalho do EMPREGADO, as quais continuarão em pleno vigor.	8. The Parties agree that, in the event any clause or provision of this Amendment shall be deemed illegal or ineffective, such event shall not in any way affect the remaining clauses and the employment agreement, which shall continue in full force.

9. Este Aditamento é firmado em portugués e inglés. Em caso de qualquer conflito, a versão em português deverá prevalecer.	9. This Amendment is executed in the Portuguese and English versions. In the event of conflict of its terms, the Portuguese version shall prevail.

E, assim, por estarem justas e contratadas, firmam o presente Aditamento em 2 (duas) vias de igual teor e forma.	In witness whereof, the Parties sign the present Amendment in 2 (two) counterparts of equal content and form.

São Paulo, 11 de dezembro de 2017.	São Paulo, December 11th, 2017.

/s/ Luiz Eduardo Baptista Pinto da Rocha
LUIZ EDUARDO BAPTISTA PINTO DA ROCHA

/s/ Michael Hartman /s/ Jeffery McElfresh
SKY SERVIÇOS DE BANDA LARGA LTDA

Testemunhas:	Witnesses:

1.	2.	/s/ Abigail Wilson
Nome/Name:	Nome/Name: Abigail Wilson
RG/ID:	RG/ID:

São Paulo, [dezembro] de 2017.	São Paulo, [December] , 2017.

PESSOAL E CONFIDENCIAL	PRIVATE AND CONFIDENTIAL

Ao Sr. LUIZ BAPTISTA PINTO DA ROCHA Em mãos	To Mr. LUIZ BAPTISTA PINTO DA ROCHA Personally delivered

Prezado Luiz,	Dear Luiz,

Considerando a aquisição de DIRECTV (“DIRECTV”) por AT&T Inc. (“AT&T”), em 24 de julho de 2015, como já é se seu conhecimento, a relação de emprego c o contrato de trabalho de V.Sa. com a subsidiária brasileira, SKY BRASIL SERVIÇOS LTDA. (“Sky Serviços”), posteriormente transferido para SKY SERVIÇOS DE BANDA LARGA LTDA. (“Sky”) após sua fusào com a Sky Serviços em 1° de fevereiro de 2017 permaneceram integralmente inalterados.	Considering the acquisition of DIRECTV (“DIRECTV”) by AT&T Inc. (“AT&T”), on July 24. 2015, as you are already aware, your employment and your employment agreement with the Brazilian subsidiary, SKY BRASIL, SERVIÇOS LTDA (“Sky Serviços”), later transferred to SKY SERVIÇOS DF BANDA LARGA LTDA. (“Sky”) after being merged with Sky Serviços on February 1, 2017. continued without change.

Em razão da aquisição da DIRECTV pela AT&T, o Plano de Ações da DIRECTV de 2010 não pode mais ser concedido a V.Sa., uma vez que a DIRECTV deixou de emitir ações.	In view of the acquisition of DIRECTV by AT&T Inc., the DIRECTV 2010 Stock Plan may no longer be provided to you, according to the terms of such plan, as DIRECTV no longer issues stock.

Contudo, como empregado da Sky. V.Sa. é elegível a participar do Programa Internacional de Incentivo a Longo Prazo da AT&T de 2006 (“Programa AT&T ILP”) e participar do Acordo de Unidades de Performance (Empregados Não-Americanos) de 2018 (“Acordo de Unidade de Performance”).	Nonetheless, as a Sky employee, you will be eligible to participate in the AT&T 2006 International Long Term Cash Award Program (“AT&T LTl Program”) and receive a 2018 Performance Unit Agreement (Non-U.S. Employees) (“Performance Unit Agreement”).

Nos termos do Programa AT&T ILP, para o ano de 2018, V.Sa. será elegível a uma (1) unidade de performance, no valor bruto de USD 2,625,000.00 (bruto). quando concedido, pagos em Reais quando distribuída.	Under the AT&T LTI Program, for the year 2018. you will be eligible to one (1) performance unit, in the gross amount of USD 2,625,000.00 (gross) when granted, payable in Brazilian reais when distributed.

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Os termos c condições desta concessão serão regidos pelo Programa AT&T ILP e pelo Acordo de Unidade de Performance, ilustrati vamente anexos à presente carta.	The terms and conditions of this grant would be governed by the AT&T LTl Program and the Performance Unit Agreement, an example of which is being attached to this letter.

Por gentileza tenha em mente que não é esperado que a substituição do Plano de Ações da DIRECTV dc 2010 pelo Programa AT&T ILP gere quaisquer impactos prejudiciais às suas atuais condições de trabalho.	Please bear in mind that it is not expected that the replacement of the DIRECTV2010 Stock Plan to the AT&T LTI Program triggers any detrimental impacts to your current employment conditions.

Esta carta é firmada em português e inglês. Em caso de qualquer conflito, a versão em português deverá prevalecer.	This letter is executed in the Portuguese and English versions. In the event of conflict of its terms, the Portuguese version shall prevail.

Caso V.Sa. tenha qualquer dúvida, por gentileza, entrar em contato com Tom Moore, Vice Presidente Sénior — Remuneração, Benefícios & Políticas, através do telefone 1-214-757-1550 ou no e-mail tom.moore@att.com.	Should you need any further clarification, please contact Tom Moore, Senior Vice President — Compensation, Benefits & Policy at 1-214-757-1550 or tom.moore@att.com.

Por fim. pedimos que V.Sa. indique sua concordância com os termos dessa carta. conforme abaixo estruturado.	Finally, we request your acknowledgment to the terms of this letter as structured below.

Atenciosamente.	Yours sincerely,

/s/ Michael Harmtan /s/ Jeffery McElfresh
SKY SERVIÇOS DE BANDA LARGA LTDA.
Name of Legal Representative(s):
ID: ( )

Ciência e Concordância cm: / /	Acknowledged and Agreed on: 12/11/17

/s/ Luiz Baptista Pinto da Rocha
LUIZ BAPTISTA PINTO DA ROCHA

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